Exhibit 99.01



                                    FORM OF

                              LETTER OF TRANSMITTAL

                              TRAVELERS GROUP INC.


                              Offer to Exchange its
                7% Notes due December 1, 2025 ("Exchange Notes")
           which have been registered under the Securities Act of 1933 for any and all of its outstanding
                     7% Notes due December 1, 2025 ("Notes")

                        Pursuant to the Prospectus, dated___________, 1996.


===============================================================================
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON __________, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
===============================================================================

                                        To: The Bank of New York, Exchange Agent

BY MAIL:                                      BY HAND OR OVERNIGHT DELIVERY:
The Bank of New York                          The Bank of New York
101 Barclay Street (7 East)                   101 Barclay Street (7 East)
Reorganization Section                        Reorganization Section
New York, NY  10286                           Corporate Trust Services Window
Attention: Robert Miller                      New York, NY 10286
                                              Attention:  Robert Miller

                                  By Facsimile:
                                 (212) 571-3080

                              Confirm by Telephone:
                                 (212) 815-6331

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
                                   BOX BELOW.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ____________, 1996 (the "Prospectus"), of Travelers Group Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 of 7% Notes due December 1, 2025 which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), of the Company for a like principal amount of the issued and outstanding 7% Notes due December 1, 2025 (the "Notes") of the Company from the holders thereof.

         The Exchange Notes will bear interest from the last Interest Payment Date on which interest was paid on the Notes surrendered in the Exchange Offer or, if no interest has been paid on such Notes, from December 1, 1995.

Holders hose Notes are accepted for exchange will be deemed to have waived the right to receive any payment in respect of interest on the Notes.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter is to be completed by a holder of Notes, if a tender of Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC," or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer Exchanging Book-Entry Notes" section of the Prospectus. For purposes of this Letter, the term "holder of Notes" includes any participant in DTC whose name appears on a security position listing as the holder of interests in such Notes. Holders of Notes who are unable to deliver the confirmation of the book-entry tender of their Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - How to Tender" section of the Prospectus. See Instruction
1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         If delivery of the Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") and the procedures set forth in "The Exchange Offer - Exchanging Book-Entry Notes" section of the Prospectus.

         If the undersigned is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer. By so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Notes to which this Letter relates. If the space provided below is inadequate, the principal amount of Notes should be listed on a separate signed schedule affixed hereto.

=========================================== ================= ==================

           DESCRIPTION OF NOTES                     1                  2
=========================================== ================== =================

                                                 Aggregate
                                                 Principal
       Name(s) and Address(es) of Holder(s)      Amount of            Principal
            (Please fill in, if blank)            Note(s)               Amount
=========================================== ================== =================


================================================================================

*Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Notes represented by the Notes indicated in Column 1. See Instruction 2.
================================================================================


     [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

             Name of Tendering Institution _________________________________

             Account Number ____________   Transaction Code Number _________

     [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s)  of  Registered Holder(s)

     Window Ticket Number (if any)  ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery _______________________

     Name of Eligible Institution that Guaranteed Delivery ____________________

     If  Delivered by Book-Entry Transfer, Complete the Following:_____________

     Account Number ______________________   Transaction Code Number __________

         IF DELIVERY OF NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC, THEN TENDERS OF NOTES MUST BE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC'S AUTOMATED TENDER OFFER PROGRAM AND THE PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER - EXCHANGING BOOK-ENTRY NOTES."


     [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS.

           Name     ____________________________________________________________

           Address  ____________________________________________________________

                    ____________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby (or, in the case of a beneficial owner of interests in the Notes, that the undersigned has full power and authority to tender, sell, assign and transfer all of its right, title and interest in the Notes tendered hereby), and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Notes nor any other such person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, that such holder is not engaging in or intending to engage in the distribution of the Exchange Notes and that neither the holder of such Notes nor any other such person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933 (the "Securities Act"), of the Company or, if such person is an affiliate, that such holder or other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering holder is a broker-dealer (whether or not it is also an "affiliate") that is receiving Exchange Notes for its own account in exchange for Notes that were acquired by it as a result of market-making activities or other trading activities, acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.
         By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. If the undersigned is not a broker-dealer or is a broker-dealer but is not receiving Exchange
         Notes for its account, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange
         Offer - Withdrawal Rights" section of the Prospectus.

                  By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and, if necessary, has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

                  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility with the principal amount of the Exchange Notes to be issued in exchange for Notes tendered (and, if applicable, credit such account for any Notes not exchanged). The undersigned understands that the Exchange Notes will initially be issued in the form of one or more global Notes (each, a "Book-Entry Note") registered in the name of DTC or its nominee, that beneficial interests in Exchange Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants, and that owners of beneficial interests in the Exchange Notes will be entitled to physical delivery of Exchange Notes in certificated form equal in principal amount to their respective beneficial interests only under the limited circumstances described in the "Description of the Exchange Notes - Book-Entry Notes" section of the Prospectus.

                  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

                  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX ABOVE.

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                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)

           Dated: ...................................................... , 1996
              X ..................................         ............, 1996
              X ..................................         ............, 1996
     Signature of Owner(s)                                      Date

                Area Code and Telephone Number ................................

         If a holder is tendering any Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

                  Name(s):
                  ..............................................................

                  ..............................................................
                                              (Please Type or Print)
                  Capacity:
                  ..............................................................
                  Address:
                  ..............................................................

                  ..............................................................
                                              (Including Zip Code)

                  Book-Entry Transfer Facility Account No.: ....................

                                                SIGNATURE GUARANTEE
                                          (If required by Instruction 3)

                  Signature(s) Guaranteed by
                  an Eligible Institution:
                                          ......................................
                                            (Authorized Signature)

                  ..............................................................
                                                      (Title)

                  ..............................................................
                                                  (Name and Firm)

                  Dated:........................................................
                  , 1996

================================================================================
================================================================================
               SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if Exchange Notes issued, or Notes which are not accepted for exchange, are to be credited to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

         Credit Exchange Notes and/or Notes to:

         Name(s):
         ...................................................
                                 (Please Type or Print)


         .................................................

         Address:
         .................................................


         .................................................
                                 (Zip Code)

         Book-Entry Transfer Facility Account No.: __________

              (COMPLETE SUBSTITUTE FORM W-9)

[] Credit unexchanged Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

           ------------------------------------
               (Book Entry Transfer Facility
              Account Number, if applicable)

================================================================================

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS


                 Forming Part of the Terms and Conditions of the
                       Exchange Offer for the 7% Notes due
                      December 1, 2025 in Exchange for the
                          7% Notes due December 1, 2025

                              TRAVELERS GROUP INC.


         1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

                  This Letter is to be completed by noteholders if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Exchanging Book-Entry Notes" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

                  Noteholders who cannot complete the procedure for book-entry transfer on a timely basis may tender their Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - How to Tender" section of the Prospectus. Pursuant to such procedures (i) such tender must be made through an Eligible Institution (as defined in Instruction 2), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and any other documents required by the Letter will be deposited by such Eligible Institution with the Exchange Agent, and (iii) the Book-Entry Confirmation, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

                  The method of delivery of this Letter and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  See "The Exchange Offer" section of the Prospectus.

         2. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

                  If any tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

                  Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of interests in such Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution (as defined below).

                  If this Letter is signed by a person other than the registered holder or holders of Notes tendered, this Letter must be accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) in a security listing, and signatures on such bond powers must be guaranteed by an Eligible Institution.

                  If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

                  SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 2 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION THAT IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").


         3.  SPECIAL ISSUANCE INSTRUCTIONS.

                  Tendering holders of Notes should indicate in the applicable box the name, address and account number at DTC to which Exchange Notes issued pursuant to the Exchange Offer are to be credited, if different from the name, address or account number of the person signing this Letter, and should complete the "Substitute Form W-9" set forth below. Noteholders tendering Notes by book-entry transfer may request that Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Notes not exchanged will be credited to the account of the person signing this Letter.

         4.  TAX IDENTIFICATION NUMBER.

                  Federal income tax law generally requires that a tendering holder whose Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

                  Exempt holders of Notes (including, among others, all corporations and certain foreign individuals) are not subject to the backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

                  To prevent backup withholding, each tendering holder of Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup witholding. If the tendering holder of Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
         Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

         5.  TRANSFER TAXES.

                  The Company will pay all transfer taxes, if any, applicable to the transfer of Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes tendered hereby, or if tendered Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE NOTES SPECIFIED IN THIS LETTER.

         6.   WAIVER OF CONDITIONS.

                  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         7.  NO CONDITIONAL TENDERS.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Notes for exchange.

                  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes, nor shall any of them incur any liability for failure to give any such notice.

         8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

         9.  VALIDITY OF  TENDERS.

                  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes not validly tendered or any Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Notes, but shall not incur any liability for failure to give such notification.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 4)


                       PAYOR'S NAME: TRAVELERS GROUP INC.

=============================================================================================================
SUBSTITUTE           Part 1 - PLEASE PROVIDE YOUR    Part 2 CERTIFICATION: UNDER THE PENALTIES OF
Form W-9             TIN ON THE LINE BELOW AND       PERJURY, I CERTIFY THAT:
Department of        CERTIFY BYSIGNING AND
the Treasury         DATING BELOW                   (1)  The number shown on this form is my correct
Internal Revenue                                     Taxpayer Identification Number (or I am waiting for a
Service              Social Security Number          number to be issued to me).
                     or Employer
Payor's Request For  Identification Number:         (2)  I am not subject to backup withholding
Taxpayer                                            either because: (a) I am exempt from backup
Identification                                      withholding, or (b) I have not been notified
Number("TIN") and                                   by the Internal Revenue Service (the "IRS") that I am
Certification        __________________             subject to backup withholding as a result of a failure
                                                    to report all interest or dividends, or (c) the IRS has
                                                    notified me that I am no longer  subject to backup
                                                    withholding, and

                                                    (3)  any other information provided on this form is true
                                                    and correct.

                                                    SIGNATURE ______________________________ DATE ___________


================================================================================
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
===============================================================================


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9



===============================================================================

          CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature _____________________________  Date _____________


================================================================================